                                  EXHIBIT 10.3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A TRIPLE ASTERISK (***). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  APPENDIX 11 - TRADEMARK ASSIGNMENT AGREEMENT
                              TRADEMARK ASSIGNMENT

            THIS TRADEMARK ASSIGNMENT is made on this 17th day of March 2006, by and between Ipsen Ltd., a company organized and existing under the laws of England, with registered offices located at 190 Bath Road, Slough, Berkshire SL1 3XE, United Kingdom ("Assignor"), and Aesthetica Ltd., a Bermuda corporation, a wholly owned subsidiary of Medicis Pharmaceutical Corporation, a Delaware corporation, located at 8125 North Hayden Road, Scottsdale, Arizona 85258, United States of America ("Assignee").

            WHEREAS, Assignor owns all right, title, and interest in and to the trademark RELOXIN throughout the world, including all translations and localizations of the word RELOXIN and including those registrations and applications for registration listed on the attached Schedule "A", and all common law rights therein, together with all goodwill associated with said trademarks and with the portion of the business to which the marks pertain as required by 15 U.S.C. 1060 (collectively, the "Trademarks"); and

            WHEREAS, in connection with that certain Development and Distribution Agreement of even date (the "DDA"), and in consideration of the payments from Assignee to Assignor thereunder, Assignor has agreed to assign, and Assignee has agreed to acquire, all of Assignor's right, title and interest in and to the Trademarks, together with all rights, demands, claims, actions, or causes of action of Assignor for misappropriation, infringement or dilution, against third parties relating thereto;

            NOW, THEREFORE, Effective as of the Effective Date (as defined in the DDA) for $*** and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge., Assignor does hereby assign, sell, transfer and convey to Assignee, the trademark RELOXIN throughout the world, including those registrations and applications for registration listed on the attached Schedule "A", in all classes of use (including those indicated on Schedule "A"), and all common law rights therein, together with all goodwill associated and with the portion of the business to which the marks pertain as required by 15 U.S.C. 1060 with said Trademarks.

            Assignor undertakes and agrees to execute, at the expense of the Assignee, such further assurances as may reasonably be required in order to permit the Assignee (or its successors and assigns) to hold and enjoy the Trademarks assigned hereunder and to obtain recording of this Trademark Assignment. The Parties agree to reiterate their consent to this Agreement by confirmatory acts or contracts which might be required after the date of execution of this Agreement to complete the necessary formalities for its execution, particularly, the filing of the assignments of the Trade Marks and the Trade Mark Applications at national and international trade mark agencies.

            This Assignment shall be governed by New York substantive law and may be executed in duplicate originals and may be executed in two counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same agreement.

            IN WITNESS WHEREOF, Assignor and Assignee have caused this Trademark Assignment to be executed by duly authorized officers as of the day and year first above written.

                          IPSEN LTD.

                          By: /s/ Alistair Stokes
                              -------------------------

                          Name: Alistair Stokes

                          Title: Chief Executive Officer

                          AESTHETICA LTD.

                          By: /s/ Mark A. Prygocki, Sr.
                              -------------------------

                          Name: Mark A. Prygocki, Sr.

                          Title: President

                                  SCHEDULE "A"

                                  TRADE-MARKS

                                             Serial/Application    Registration
 Trademark    Country          Status               Number             Number       Class
----------    -------------    ----------    ------------------    -------------    -----
RELOXIN       United States    Registered       78267163            2920018         5
RELOXIN       Australia        Registered       1031310             1031310         5
RELOXIN       Hong Kong        Registered       300325449           300325449       5
RELOXIN       Japan            Registered       2004-107417         4883778         5
RELOXIN       New Zealand      Registered       721857              721857          5
RELOXIN       Singapore        Registered       T0420477B           T0420477B       5
RELOXIN       Argentina        Pending          2,556,368                           5
RELOXIN       Brazil           Pending          826989420                           5
RELOXIN       Canada           Pending          1225120                             NA
RELOXIN       China            Pending          4404754                             5
RELOXIN       European         Pending          3550878                             3,5,44
              Community
RELOXIN       Mexico           Pending          689658                              5
RELOXIN       Russian          Pending          2004727366                          5
              Federation
RELOXIN       South Korea      Pending          40-2004-53609                       5
RELOXIN       Taiwan           Pending          093054832                           5